MODIFICATION AGREEMENT

This Modification Agreement (this “Agreement”) is made as of May 14, 2024 (the “Effective Date”), by and among 9460 WILSHIRE BLVD (BH) OWNER, L.P., a Delaware limited partnership, CIM/11600 WILSHIRE (LOS ANGELES), LP, a Delaware limited partnership, CIM/11620 WILSHIRE (LOS ANGELES), LP, a Delaware limited partnership, 1130 HOWARD (SF) OWNER, L.P., a Delaware limited partnership, CIM URBAN REIT PROPERTIES IX, L.P., a Delaware limited partnership, CIM/J STREET HOTEL SACRAMENTO, L.P., a California limited partnership, CIM/J STREET GARAGE SACRAMENTO, L.P., a California limited partnership, and TWO KAISER PLAZA (OAKLAND) OWNER, LLC, a Delaware limited liability company (individually and collectively, “Borrower”), the lenders (each a “Lender,” and, collectively, the “Lenders”) from time to time party to the Credit Agreement (as defined below), and JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, “Administrative Agent”).

Factual Background

A.Pursuant to that certain Amended and Restated Credit Agreement dated as of December 16, 2022, among Borrower, Lenders, and Administrative Agent (the “Credit Agreement”), Lenders agreed to provide revolving loans (the “Revolving Facility”) and term loans (the “Term Facility,” and, together with the Revolving Facility, the “Facility”) to Borrower. Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.
B.The Facility is evidenced by Revolving Notes and Term Notes, as applicable.
C.The Notes are secured by, among other things, the Security Instruments.
D.CIM Urban Partners, L.P., a Delaware limited partnership, and Creative Media & Community Trust Corporation, a Maryland corporation (individually and collectively, (“Guarantor”), guaranteed Borrower’s obligations to Administrative Agent and Lenders in connection with the Facility pursuant to that certain Amended and Restated Guaranty, dated as of December 16, 2022, executed by Guarantor in favor of Administrative Agent, for the benefit of the Lenders (as amended, restated or otherwise modified, the “Guaranty”).
E.In connection with the Facility, Borrower and Guarantor executed an Amended and Restated Environmental Indemnity Agreement (as amended, restated or otherwise modified from time to time, the “Environmental Indemnity”) dated as of December 16, 2022, in favor of Administrative Agent and the Lenders.
F.As used herein, the term “Loan Documents” means the Credit Agreement, the Notes, the Security Instruments, the Guaranty, the Environmental Indemnity and any other documents and agreements executed in connection with the Facility, including those which evidence, guarantee, secure or modify the Facility, as any or all of them may have been amended to date. This Agreement is a Loan Document.

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G.As of the date hereof, (a) the aggregate principal balance of Revolving Loans outstanding is One Hundred Sixteen Million Nine Hundred Ninety-Nine Thousand Nine Hundred Ninety-Nine and No/100 Dollars ($116,999,999.00), (b) the aggregate principal balance of Term Loans outstanding is Fifty-Six Million Two Hundred Thirty Thousand and No/100 Dollars ($56,230,000.00), and (c) aggregate Commitments under the Facility are Two Hundred Six Million Two Hundred Thirty Thousand and No/100 Dollars ($206,230,000.00).
H.Borrower has requested and Administrative Agent and Lenders have agreed to modify the Facility as provided herein, all on the terms and conditions set forth herein.
I.Borrower, Administrative Agent and the Lenders now wish to modify the Facility as set forth below.
Agreement

Therefore, Borrower, Administrative Agent and the Lenders agree as follows:

1.Recitals. The recitals set forth above in the Factual Background are true, accurate and correct.
2.Reaffirmation of Loan. Borrower reaffirms all of its obligations under the Loan Documents, and Borrower acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under any Note or any other Loan Document.
3.Modification of Loan Documents. The Loan Documents are hereby amended as follows:
(a)Definitions. Each of the following definitions set forth in Section 1.01 of the Credit Agreement are hereby amended and restated in its entirety as follows:
“Hotel Mortgageability Amount” means, on any date of determination, with respect to all Projects included in the Borrowing Base that are Hotel Assets, the maximum amount that provides (a) a debt yield equal to fourteen percent (14%), where the debt yield calculation is based on the combined Net Operating Income attributable to all such Hotel Assets for the most recent Determination Date, and (b) a Debt Service Coverage Ratio equal to at least 1.60:1.00, where the Debt Service Coverage Ratio calculation is based on the combined Net Operating Income attributable to all such Hotel Assets for the most recent Determination Date.
“Industrial/Multi-Family Mortgageability Amount” means, on any date of determination, with respect to all Projects included in the Borrowing Base that are Industrial/Multi-Family Assets, the maximum amount that provides (a) a debt yield equal to ten percent (10%), where the debt yield calculation is based on the combined Net Operating Income attributable to all such Projects for the most recent Determination Date, and (b) a Debt Service Coverage Ratio equal to at least 1.15:1.00, where the Debt Service Coverage Ratio calculation is based on the combined Net Operating Income attributable to all such Industrial/Multi-Family Projects for the most recent Determination Date.

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“Office/Retail/Flex/Parking Mortgageability Amount” means, on any date of determination, with respect to all Projects included in the Borrowing Base for (i) office, retail, and flex office/industrial assets (including associated parking lots and structures), and (ii) standalone parking assets, the maximum amount that provides (a) a debt yield equal to twelve percent (12%), where the debt yield calculation is based on the combined Net Operating Income attributable to all such Projects for the most recent Determination Date, and (b) a Debt Service Coverage Ratio equal to at least 1.35:1.00, where the Debt Service Coverage Ratio calculation is based on the combined Net Operating Income attributable to all such Projects for the most recent Determination Date.
(b)Additional Funding Conditions for New Revolving Loans. Notwithstanding anything to the contrary set forth in Section 2.01 of the Credit Agreement or in any other Loan Document, Borrower shall not request, and Lenders shall have no obligation to advance, any new Revolving Loans after the date hereof unless and until each of the following additional funding conditions (each, an “Additional Funding Condition”) is satisfied: (i) Borrower shall have delivered to Administrative Agent an updated business plan for the Consolidated Group, including updated financial projections for the twelve month period following the date of such business plan, all in form, substance and detail approved by Administrative Agent and the Required Lenders, which approval may be given or withheld in Administrative Agent’s and each such Lender’s sole and absolute discretion, (ii) Borrower shall have delivered to Administrative Agent a Financial Covenant Compliance Certificate evidencing the Consolidated Group’s compliance with all of the financial covenants set forth in Section 6.20 of the Credit Agreement as of a Determination Date occurring after the date hereof, and (iii) Borrower shall have caused the satisfaction of the requirements set forth in Section 3(f) below. From and after the satisfaction of the Additional Funding Conditions, advances of new Revolving Loans shall be available to Borrower on the terms, and subject to the conditions, set forth in the Credit Agreement.
(c)Release of Borrowing Base Properties. Notwithstanding anything to the contrary set forth in the Loan Documents, including, without limitation, Sections 6.13 and 10.01 of the Credit Agreement, prior to the payment in full of the Obligations (other than contingent Obligations not yet due and payable and for which no demand has been made) and the termination of the Commitment of each Lender, no Borrowing Base Property shall be released from the lien of the applicable Security Instrument, and no Borrower shall be released from its obligations under the Loan Documents, unless such release is approved by Administrative Agent and the Required Lenders in each instance, which approval may be given or withheld by Administrative Agent and each such Lender in their sole and absolute discretion.
(d)Restricted Payments. Notwithstanding anything to the contrary set forth in the Loan Documents, including without limitation, Section 6.21(c) of the Credit Agreement, no Borrower shall make any cash Restricted Payment(s) unless and until each of the Additional Funding Conditions referenced in Section 3(b) above has been satisfied.
(e)Limited Waiver of Consolidated Fixed Charge Coverage Ratio for Specified Measurement Period. Borrower has informed Administrative Agent and Lenders that the Consolidated Group failed to satisfy the Consolidated Fixed Charge Coverage Ratio for the Measurement Period ending on the March 31, 2024 Determination Date (the “Specified

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Measurement Period”) as required pursuant to Section 6.20(c) of the Credit Agreement. Borrower has requested and Administrative Agent and Lenders hereby agree to waive compliance with, and hereby waive any Default or Event of Default arising due to any failure to comply with, the Consolidated Fixed Charge Coverage Ratio requirement under Section 6.20(c) for the Specified Measurement Period only. The requirements of Section 6.20(c) of the Credit Agreement remain in full force and effect with respect to all Measurement Periods other than the Specified Measurement Period and shall be tested as of the end of each fiscal quarter ending after the date hereof. The foregoing waiver is limited to the matter described above and the Specified Measurement Period only and shall not be construed to be a waiver of any other financial covenant, Measurement Period, provisions or terms of the Credit Agreement or other Loan Documents. No further waiver has been requested or granted.
(f)Pledge of Equity Interests; Negative Pledge.
(i)Post-Closing Obligations re: Pledge of Equity Interests. Within sixty (60) days after the date hereof (with an extension of up to thirty (30) days as Administrative Agent may approve in its sole discretion), Borrower shall cause each of the following requirements to be satisfied:
(A)Each holder of any Equity Interest (each such holder being referred to herein as a “Pledgor”) in such Borrower, including, without limitation, all membership interests and all general and limited partnership interests in such Borrower, as applicable, shall pledge to Administrative Agent, for the benefit of Lenders, all of their respective Equity Interests in each Borrower as security for the Obligations, which pledges shall be pursuant to one or more pledge agreements in form and substance reasonably satisfactory to Administrative Agent (each, a “Pledge Agreement” and collectively, the “Pledge Agreements”);
(B)Administrative Agent shall have received all filings and recordations that are necessary to perfect the security interests of Administrative Agent, on behalf of itself and the Lenders, in the equity collateral pledged pursuant to the Pledge Agreements and Administrative Agent shall have received evidence reasonably satisfactory to Administrative Agent that upon such filings and recordations such security interests constitute valid and perfected first priority liens thereon;
(C)Borrower shall have amended its Organization Documents in a manner reasonably satisfactory to Administrative Agent to evidence that the Equity Interests in such Borrower are securities governed by Article 8 of the Uniform Commercial Code as in effect in each applicable jurisdiction, and Administrative Agent shall have received a copy of all of such amended Organization Documents;
(D)Administrative Agent shall have received original certificates evidencing the certificated Equity Interests pledged pursuant to the Pledge Agreements, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof;

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(E)Administrative Agent shall have received the results of a Lien search (including a search as to judgments, pending litigation, bankruptcy and tax), in form and substance reasonably satisfactory to Administrative Agent, made against the Pledgors under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the applicable Uniform Commercial Code should be made to evidence or perfect security interests in all applicable Equity Interests being pledged by such Pledgor; and
(F)Administrative Agent shall have received such opinions from counsel to each Pledgor as Administrative Agent may reasonably require with respect to the valid existence and good standing of such Pledgor, enforceability, non-contravention, no consents or approvals required other than those that have been obtained, and the attachment and perfection of the security interest in favor of Administrative Agent in the Equity Interests pledged by such Pledgor.
(ii)Negative Pledge. No Borrower shall suffer to exist, and Borrower shall cause each Pledgor not to grant, any Lien on all or any portion of the Equity Interests (including rights to distributions or other economic interests) in Borrower pledged by Pledgor pursuant to the Pledge Agreements, other than the Liens in favor of Administrative Agent pursuant to the Pledge Agreements and Permitted Encumbrances.
(g)Post-Closing Obligations. Within thirty (30) days after the date hereof (with an extension of up to thirty (30) days as Administrative Agent may approve in its sole discretion), Borrower shall cause each of the following requirements to be satisfied:
(i)the applicable Borrower shall have executed an amendment to each Security Instrument in form and substance reasonably acceptable to such Borrower and Administrative Agent confirming that such Security Instrument remains in full force and effect notwithstanding this Agreement, which amendment shall have been recorded in the official records of the county in which the affected Borrowing Base Property is located; and
(ii)Administrative Agent shall have received such assurance as Administrative Agent may reasonably require that the validity and priority of each Security Instrument has not been and will not be impaired by this Agreement or the transactions contemplated by it, including an ALTA 11-06 Endorsement (or TLTA T-38 Endorsement with respect to any Borrowing Base Property located in the State of Texas) and any other endorsements reasonably required by Administrative Agent to be attached to the policies of title insurance delivered to Administrative Agent in connection with the Security Instruments.
(h)Secured Obligations. Each Security Instrument is modified to secure payment and performance of the Facility, as amended to date, in addition to all other “Obligations” as therein defined. Notwithstanding the foregoing, certain obligations continue to be excluded from the Obligations, as provided in each such Security Instrument.

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(i)Events of Default. Any failure by Borrower to perform or observe any term, covenant or agreement contained herein shall constitute an immediate Event of Default under Section 8.01(b) of the Credit Agreement.
4.Conditions Precedent. Before this Agreement becomes effective and any party becomes obligated under it, all of the following conditions shall have been satisfied at Borrower’s sole cost and expense in a manner acceptable to Administrative Agent and the Lenders, in the exercise of their sole judgment:
(a)Administrative Agent and the Lenders shall have received fully executed counterparts of this Agreement and of the Consent and Reaffirmation attached hereto executed by Guarantor with respect to the Guaranty;
(b)(i) At least five (5) days prior to the date hereof, all documentation and other information regarding Borrower requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of Borrower at least ten (10) days prior to the date hereof, and (ii) to the extent Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the date hereof, any Lender that has requested, in a written notice to Borrower at least ten (10) days prior to the date hereof, a Beneficial Ownership Certification in relation to Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied);
(c)Borrower shall have paid to Administrative Agent, for the ratable benefit of each Lender, a modification fee in an amount equal to $103,115.00; and
(d)Administrative Agent shall have received reimbursement, in immediately available funds, of all reasonable and documented costs and expenses incurred by Administrative Agent in connection with this Agreement, including charges for title insurance (including endorsements), recording, filing and escrow charges, and reasonable and documented legal fees and expenses of Administrative Agent’s and the Lenders’ counsel, in each case, to the extent invoiced at least one (1) Business Day prior to the date hereof.
5.Borrower’s Representations and Warranties. Borrower represents and warrants to Administrative Agent and the Lenders as follows:
(a)Loan Documents. All representations and warranties made and given by Borrower in the Loan Documents are true, accurate and correct, subject to such matters, if any, as have been previously disclosed to Administrative Agent in writing, in all material respects on and as of the date hereof except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.
(b)No Default. After giving effect to the waiver provided in Section 3(e) above, no Default or Event of Default has occurred and is continuing.

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(c)Borrowing Entity. There have been no changes in the organization, composition, ownership structure or formation documents of any Borrower since the date of the Credit Agreement that would violate any restrictions set forth in the Loan Documents.
(d)Beneficial Ownership Certification. As of the date hereof, to the best knowledge of Borrower, the information included in the Beneficial Ownership Certification provided by such Borrower on or prior to the date hereof to any Lender in connection with this Agreement is true and correct in all material respects.
6.Incorporation. This Agreement shall form a part of each Loan Document, and all references to a given Loan Document shall mean that document as hereby modified.
7.No Prejudice; Reservation of Rights. This Agreement shall not prejudice any rights or remedies of Administrative Agent nor any Lender under the Loan Documents. Administrative Agent and the Lenders reserve, without limitation, all rights which it has against any indemnitor, guarantor, or endorser of the Notes.
8.No Impairment. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Agreement and all such documents shall remain in full force and effect. Nothing in this Agreement shall impair the lien of any Security Instrument, which as hereby amended shall remain one deed of trust with a power of sale, creating a first lien encumbering the Borrowing Base Property described therein.
9.Purpose and Effect of Administrative Agent’s and/or Lenders Approval. Administrative Agent’s and/or any Lender’s approval of any matter in connection with the Facility shall be for the sole purpose of protecting Administrative Agent’s and such Lender’s security and rights. Except as provided under Section 3(e) above, no such approval shall result in a waiver of any default of Borrower. In no event shall Administrative Agent’s and/or any Lender’s approval be a representation of any kind with regard to the matter being approved.
10.Reversal of Payments. If Administrative Agent receives any payments which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be paid to a trustee, debtor-in-possession, receiver or any other party under any bankruptcy law, common law, equitable cause or otherwise, then, to such extent, the obligations or part thereof intended to be satisfied by such payments or proceeds shall be reversed and continue as if such payments or proceeds had not been received by Administrative Agent.
11.Course of Dealing. Administrative Agent, each Lender and Borrower hereby acknowledge and agree that at no time shall any prior or subsequent course of conduct by Borrower, Administrative Agent or any Lender directly or indirectly limit, impair or otherwise adversely affect any of Administrative Agent’s or any Lender’s rights, interests or remedies in connection with the Facility and the Loan Documents or obligate Administrative Agent or any Lender to agree to, or to negotiate or consider an agreement to, any waiver of any obligation or default by Borrower under any Loan Document or any amendment to any term or condition of any Loan Document.
12.Integration. The Loan Documents, including this Agreement: (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral

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negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail.
13.Release. As further inducement to the Administrative Agent and Lenders to enter into this Agreement, each Borrower hereby releases the Agent and the Lenders as follows:
(a)Borrowers and, by its execution of the attached Consent and Reaffirmation, each Guarantor and their respective heirs, successors and assigns (collectively, the “Releasing Parties”) do hereby release, acquit and forever discharge Administrative Agent and the Lenders (in their capacities as such) of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description, or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which exist as of the Effective Date and which in any way arise out of, are connected with or related to the Loan Documents or this Agreement (collectively, the “Released Claims”).
(b)The agreement of the Releasing Parties, as set forth in the preceding subparagraph (a) shall inure to the benefit of the respective successors, assigns, insurers, administrators, agents, employees, and representatives of Administrative Agent and the Lenders.
(c)The Releasing Parties have read the foregoing release, fully understand the legal consequences thereof and have obtained the advice of counsel with respect thereto. The Releasing Parties further warrant and represent that they are authorized to make the foregoing release.
(d)To the extent that, notwithstanding the New York Choice of law provisions of this Agreement and the other Loan Documents, California law is deemed to apply to the release provisions set forth herein, the Releasing Parties acknowledge and agree that they understand the meaning and effect of Section 1542 of the California Civil Code which provides:
A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.
(e)Each Releasing Party acknowledges that the foregoing release shall extend to Released Claims which the Releasing Party does not know or suspect to exist in Releasing Party's favor at the time of executing this Agreement, regardless of whether such Released Claims, if known by such Releasing Party, would have materially affected such Releasing Party's decision to enter into this Agreement. Each Releasing Party waives and relinquishes any right or benefit which it has or may have under any provision of the statutory or nonstatutory law of any jurisdiction which provides to the contrary, to the full extent that it may lawfully waive all such

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rights and benefits. In connection with such waiver and relinquishment, each Releasing Party acknowledges that it is aware that it or its attorneys or agents may hereafter discover facts in addition to or different from those which it now knows or believes to exist with respect to the subject matter of this Section 13 or the other parties hereto, but that each Releasing Party intends hereby fully, finally and forever to settle, waive and release all of the Released Claims, known or unknown, suspected or unsuspected, which now exist or may exist hereafter between Releasing Parties, on the one hand, and Administrative Agent and the Lenders, on the other hand, in connection with the Loan Documents, except as otherwise expressly provided in this Section 13. This release shall be and remain in effect notwithstanding the discovery or existence of any such additional or different facts.
(f)Each Releasing Party warrants and represents that it is the sole and lawful owner of all right, title and interest in and to all of the respective Released Claims released hereby and that it has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person or entity any such claim or any portion thereof. If any Releasing Party shall have assigned or transferred, or purported to assign or transfer, any Released Claim released hereunder, then such Releasing Party shall indemnify Administrative Agent and the Lenders and hold Administrative Agent and the Lenders harmless from and against any loss, cost, claim or expense including but not limited to all costs related to the defense of any action, including reasonable attorneys' fees, based upon, arising out of, or incurred as a result of any such assigned or transferred Released Claim.
(g)This release is not to be construed and does not constitute an admission of liability on the part of Administrative Agent or any Lender. This release shall constitute an absolute bar to any Released Claim of any kind, whether such claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable. The Releasing Parties specifically agree that any attempt to assert a claim barred hereby shall subject each of them to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.
14.Miscellaneous. This Agreement and any attached consents or exhibits requiring signatures may be executed in counterparts, and all counterparts shall constitute but one and the same document. If any court of competent jurisdiction determines any provision of this Agreement or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents. This Agreement shall be governed by the laws of the State of New York, without regard to the choice of law rules of that State. As used here, the word “include(s)” means “includes(s), without limitation,” and the word “including” means “including, but not limited to.”
THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

[Signatures begin on following page.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

9460 WILSHIRE BLVD (BH) OWNER, L.P.,
a Delaware limited partnership

By:    9460 Wilshire Blvd GP, LLC,
a Delaware limited liability company, its general partner

/s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

CIM/11600 WILSHIRE (LOS ANGELES), LP,
a Delaware limited partnership

By:    CIM/11600 Wilshire (Los Angeles) GP, LLC, a Delaware limited liability company, its general partner

/s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

[Signatures Continue on the Following Page]

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CIM/11620 WILSHIRE (LOS ANGELES), LP,
a Delaware limited partnership

By:    CIM/11620 Wilshire (Los Angeles) GP, LLC, a Delaware limited liability company, its general partner

/s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

1130 HOWARD (SF) OWNER, L.P.,
a Delaware limited partnership

By:    1130 Howard (SF) GP, LLC,
a Delaware limited liability company,
its general partner

/s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

[Signatures Continue on the Following Page]

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CIM URBAN REIT PROPERTIES IX, L.P.,
a Delaware limited partnership

By:    CIM Urban REIT GP II, LLC,
a Delaware limited liability company,
its general partner

/s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

CIM/J STREET HOTEL SACRAMENTO, L.P.,
a California limited partnership
By:    CIM/J Street Hotel Sacramento GP, LLC, a California limited liability company, its general partner

/s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

[Signatures Continue on the Following Page]

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TWO KAISER PLAZA (OAKLAND) OWNER, LLC,
a Delaware limited liability company

By: /s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

CIM/J STREET GARAGE SACRAMENTO, L.P.,
a California limited partnership

By:    CIM/J Street Garage Sacramento GP, LLC, a California limited liability company,
Its general partner

/s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

[Signatures Continue on the Following Page]

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JPMORGAN CHASE BANK, N.A.,
a national banking association, as Administrative Agent
By: /s/ Neil Laird Traeger
Name: Neil Laird Traeger
Title: Authorized Officer

[Signatures Continue on the Following Page]

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JPMORGAN CHASE BANK, N.A.,
a national banking association,
as Lender
By: /s/ Neil Laird Traeger
Name: Neil Laird Traeger
Title: Authorized Officer

[Signatures Continue on the Following Page]

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BANK OF AMERICA, N.A.,
a national banking association, as Lender

By: /s/ Henry Yang
Name: Henry Yang
Title: Senior Vice President

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FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as Lender

By: /s/ David Robinson
Name: David Robinson
Title: Vice President

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PNC BANK, NATIONAL ASSOCIATION,
as Lender

By: /s/ Patrick Carter
Name: Patrick Carter
Title: Senior Vice President

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TRUIST BANK,
as Lender

By: /s/ Aaron J. Hammond
Name: Aaron J. Hammond
Title: Director

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COMERICA BANK,
as Lender

By: /s/ Stephen Leskovsky
Name: Stephen Leskovsky
Title: Vice President

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Consent and Reaffirmation

Each of the undersigned (each, a "Guarantor'') hereby consents to the foregoing Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under (a) that certain Amended and Restated Guaranty, dated as of December 16, 2022, and (b) that certain Amended and Restated Environmental Indemnity Agreement dated as of December 16, 2022, each as more particularly described in the foregoing Modification Agreement, and agrees that the obligations of Borrower guaranteed under such Guaranty include, without limitation, the obligation of Borrower to repay the principal amount of the Facility, as such Facility has been modified pursuant to the terms of the Modification Agreement, on the terms and conditions set forth in such Guaranty. In addition, Guarantor acknowledges that its obligations under the Amended and Restated Guaranty and the Amended and Restated Environmental Indemnity Agreement are separate and distinct from those of Borrower on the Facility.
Dated as of: May 14, 2024
GUARANTOR:

CIM URBAN PARTNERS, L.P.,
a Delaware limited partnership

By:    Urban Partners GP, LLC,
a Delaware limited liability company,
its general partner

/s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

CREATIVE MEDIA & COMMUNITY TRUST
CORPORATION, a Maryland corporation

By: /s/ David Thompson
Name: David Thompson
Title: Vice President and Chief Financial Officer

Guarantor Consent